                                                                    Exhibit 6(a)

                     FIRST AMENDMENT TO MANAGEMENT AGREEMENT

                                 ING FUNDS TRUST

      This First Amendment, effective as of September 2, 2004, amends the Restated Management Agreement (the "Agreement") dated May 9, 2001 between ING Funds Trust (the "Trust"), a Delaware business trust and ING Investments, LLC, an Arizona limited liability company (the "Investment Manager"), with regards to ING Classic Money Market Fund, ING High Yield Bond Fund, ING Intermediate Bond Fund and ING National Tax-Exempt Bond Fund, each a Series of the Trust, and any future Series of the Trust that may become party to the Agreement.

                               W I T N E S S E T H

      WHEREAS, the parties desire to amend the Agreement and agree that the amendment will be effective as of September 2, 2004.

      NOW, THEREFORE, the parties agree as follows:

      1. Section 6(d) of the Agreement is hereby amended by inserting the words "Board approved" in front of "expenses incurred by the Trust in connection with membership in investment company organizations."

      2. In all other respects, the Agreement is hereby confirmed and remains in full force and effect.

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

                                 ING FUNDS TRUST

                                 By: /s/ Robert S. Naka
                                     -------------------------------------
                                     Robert S. Naka
                                     Senior Vice President

                                 ING INVESTMENTS, LLC

                                 By: /s/ Michael J. Roland
                                     -------------------------------------
                                     Michael J. Roland
                                     Executive Vice President

               FIRST AMENDMENT TO INVESTMENT MANAGEMENT AGREEMENT

                                 ING FUNDS TRUST

      This First Amendment, effective as of September 2, 2004, amends the Investment Management Agreement (the "Agreement") dated September 23, 2002 between ING Funds Trust (the "Trust"), a Delaware business trust and ING Investments, LLC, an Arizona limited liability company (the "Manager"), with regards to ING High Yield Opportunity Fund and ING Money Market Fund, each a Series of the Trust, and any future Series of the Trust that may become party to the Agreement.

                               W I T N E S S E T H

      WHEREAS, the parties desire to amend the Agreement and agree that the amendment will be effective as of September 2, 2004.

      NOW, THEREFORE, the parties agree as follows:

      1. Section 8 of the Agreement is hereby amended by inserting the words "Board approved" in front of "trade association dues."

      2. In all other respects, the Agreement is hereby confirmed and remains in full force and effect.

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

                                 ING FUNDS TRUST

                                 By: /s/ Robert S. Naka
                                     -------------------------------------
                                     Robert S. Naka
                                     Senior Vice President

                                 ING INVESTMENTS, LLC

                                 By: /s/ Michael J. Roland
                                     -------------------------------------
                                     Michael J. Roland
                                     Executive Vice President

               FIRST AMENDMENT TO INVESTMENT MANAGEMENT AGREEMENT

                                 ING FUNDS TRUST

      This First Amendment, effective as of September 2, 2004, amends the Investment Management Agreement (the "Agreement") dated September 23, 2002 between ING Funds Trust (the "Trust"), a Delaware business trust and ING Investments, LLC, an Arizona limited liability company (the "Manager"), with regards to ING GNMA Income Fund and ING Lexington Money Market Trust, each a Series of the Trust, and any future Series of the Trust that may become party to the Agreement.

                               W I T N E S S E T H

      WHEREAS, the parties desire to amend the Agreement and agree that the amendment will be effective as of September 2, 2004.

      NOW, THEREFORE, the parties agree as follows:

      1. Section 8 of the Agreement is hereby amended by inserting the words "Board approved" in front of "trade association dues."

      2. In all other respects, the Agreement is hereby confirmed and remains in full force and effect.

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

                                 ING FUNDS TRUST

                                 By: /s/ Robert S. Naka
                                     -------------------------------------
                                     Robert S. Naka
                                     Senior Vice President

                                 ING INVESTMENTS, LLC

                                 By: /s/ Michael J. Roland
                                     -------------------------------------
                                     Michael J. Roland
                                     Executive Vice President